Schedule of Investments - Virtus Reaves Utilities ETF

October 31, 2020 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 97.2%
Utilities - 97.2%
Alliant Energy Corp.	25,408	$1,404,554
American Water Works Co., Inc.	10,319	1,553,113
Atmos Energy Corp.	13,013	1,192,902
Chesapeake Utilities Corp.	6,504	632,254
CMS Energy Corp.	23,686	1,500,034
DTE Energy Co.	10,828	1,336,392
Duke Energy Corp.	3,493	321,740
Edison International	21,641	1,212,762
Eversource Energy	16,663	1,454,180
Fortis, Inc. (Canada)	30,011	1,185,434
New Jersey Resources Corp.	35,834	1,045,636
NextEra Energy Partners LP	16,122	1,012,461
NextEra Energy, Inc.	92,503	6,772,145
NiSource, Inc.	53,963	1,239,530
PG&E Corp.*	25,820	246,839
Public Service Enterprise Group, Inc.	29,034	1,688,327
Sempra Energy	12,424	1,557,473
Southwest Gas Holdings, Inc.	8,454	555,597
WEC Energy Group, Inc.	13,804	1,387,992
Xcel Energy, Inc.	20,727	1,451,512
TOTAL INVESTMENTS - 97.2%
(Cost $25,427,882)		28,750,877
Other Assets in Excess of Liabilities - 2.8%		815,422
Net Assets - 100.0%		$29,566,299

*	Non-income producing security.

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2020.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$28,750,877	$—	$—	$28,750,877
Total	$28,750,877	$—	$—	$28,750,877